SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 October 5, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)




                               ASB Holding Company
                ------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

        United States                      0-31789          56-2317250
-------------------------------         ------------     ----------------
(State or other jurisdiction             (File No.)       (IRS Employer
     of incorporation)                                Identification Number)

365 Broad Street, Bloomfield, New Jersey                     07003
-----------------------------------------                  ----------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:   (973) 748-3600
                                                    ------------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                               ASB HOLDING COMPANY

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 8.01  Other Events
           ------------

         On October 5, 2005, the Registrant's parent holding company, American Savings, MHC, completed its mutual-to-stock conversion. Reference is made to the Press Release dated October 5, 2005, which is attached hereto as Exhibit 99 and incorporated herein by this reference.

Item 9.01  Financial Statements and Exhibits
           ---------------------------------

     Exhibit
     Number                Description
     ------                -----------
       99       Press Release dated October 5, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            ASB HOLDING COMPANY



Date: October 5, 2005                       By: /s/Eric B. Heyer
                                            ------------------------------------
                                            Eric B. Heyer
                                            Senior Vice President, Treasurer and
                                              Chief Financial Officer